EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Robert T. DeVincenzi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (i)    the Quarterly Report of LaserCard Corporation on Form 10-Q for the period ended July 2, 2010 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LaserCard Corporation.

Date: August 10, 2010

/s/Robert T. DeVincenzi
Robert T. DeVincenzi
Chief Executive Officer
(Principal Executive Officer)